Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Anaren, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence A. Sala, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawrence A. Sala

Lawrence A. Sala

President and Chief Executive Officer

________________________

Date: January 28, 2014

A signed original of this written statement required by Section 906 has been provided to Anaren, Inc. and will be retained by Anaren, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Anaren, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George A. Blanton, Sr. Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George A. Blanton

George A. Blanton

Sr. Vice President, Chief Financial Officer and Treasurer

__________________________

Date: January 28, 2014

A signed original of this written statement required by Section 906 has been provided to Anaren, Inc. and will be retained by Anaren, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.